UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

November 14, 2018
Date of report (Date of earliest event reported)

Astec Industries, Inc.
 (Exact Name of Registrant as Specified in Charter)

Tennessee	001-11595	62-0873631
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1725 Shepherd Road
Chattanooga, Tennessee 37421
(Address of Principal Executive Offices) (Zip Code)
Registrant's telephone number, including area code: (423) 899-5898
N/A
 (Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§  230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§  240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) On November 14, 2018, the Board elected Tracey Cook as a new director of Astec Industries, Inc.  The Board determined that Ms. Cook is an "independent director" as defined in the Rule 5605(a)(2) of the Nasdaq Marketplace Rules and also appointed Ms. Cook to serve as a member of the audit committee of the Board.  Ms. Cook's initial term as a director will expire at the Company's 2019 annual meeting of shareholders, and the Company anticipates that she will stand for reelection at that time.

 Ms. Cook is President of the AMECO Business Line ("AMECO") and a Vice President of Fluor Corporation, a Fortune 200 engineering and construction company.  Ms. Cook has almost 30 years of experience in the engineering and construction industry.  Ms. Cook joined Fluor Corporation in 1989 and worked in various finance roles in the pulp and paper, mining, power services and technology consulting industries as well as in corporate financial planning and analysis.  Beginning in 1995, she worked in finance on new business and e-commerce initiatives and later transferred to AMECO (construction equipment, tools and scaffolding solutions) where she was instrumental in divesting the North American commercial equipment dealerships in 2001.  In 2002 she became the CFO of AMECO and has also served as AMECO's VP of Regional Operations for North America/Caribbean and Chief Operations Officer for the business globally before becoming AMECO's President in 2014.

 There have been no arrangements or understandings between Ms. Cook and any other person pursuant to which she was elected as a director.  Ms. Cook will receive compensation for her services as director in accordance with the director compensation plan described under the heading "Material Terms of Director Compensation Plan" in the Company's definitive Proxy Statement dated March 9, 2018, and filed with the Securities and Exchange Commission on March 9, 2018.

 On November 19, 2018, the Company issued a press release with additional information regarding the foregoing.  A copy of this press release is attached to this filing as an exhibit and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Press Release, dated November 19, 2018

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 19, 2018	ASTEC INDUSTRIES, INC.
By: /s/ Stephen C. Anderson Stephen C. Anderson Vice President and Secretary

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Press Release, dated November 19, 2018